Exhibit 99.1

Unaudited Pro Forma Financial Statements

On October 31, 2016, Summit Healthcare REIT, Inc. ("Summit", “we” or the “Company”), through our consolidated subsidiary Cornerstone Healthcare Partners, LLC, sold our Farmington Square property located in Medford, Oregon (“Medford”), to Medford’s current operator, pursuant to the exercise of its option to purchase the property provided in our lease agreement with them. The total sales price was $10.8 million, and the aggregate carrying value of Medford at the date of the sale was approximately $1.3 million, (total assets were approximately $8.0 million less liabilities of approximately $6.7 million, which included approximately $6.7 million of a HUD insured loan payable). As a result of the sale, as of November 1, 2016, Medford will no longer be included in our consolidated financial statements.

The following unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2015 and for the six month period ended June 30, 2016 are presented as if the sale had occurred as of January 1, 2015.  The following unaudited pro forma consolidated balance sheet as of June 30, 2016 assumes that the sale occurred on June 30, 2016.

The unaudited pro forma consolidated financial statements are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what the Summit financial position and results of operations actually would have been had the sale occurred on the dates indicated, or to project Summit's financial performance for any future period.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-K for the fiscal year ended December 31, 2015 and the unaudited condensed consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-Q for the period ended June 30, 2016.

The Historical column in the Unaudited Pro Forma Consolidated Statements of Operations and in the Unaudited Pro Forma Consolidated Balance Sheet reflect Summit's historical financial statements for the period presented and does not reflect any adjustments related to the sale.

The information in the pro forma adjustments column in the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2015 was derived from the audited information supporting the Form 10-K for the fiscal year ended December 31, 2015. The information in the pro forma adjustments column in the Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2016 was derived from the unaudited information supporting the Form 10-Q for the six months ended June 30, 2016.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2016

	Historical	Pro forma adjustments		Pro forma

ASSETS
Cash and cash equivalents:	$9,579,000	$(75,000)	A	$9,504,000
Cash received from sale of Medford	-	3,799,000	C	3,799,000
Restricted cash	4,721,000	(208,000)	A	4,513,000
Real estate properties, net	67,632,000	(7,419,000)	A	60,213,000
Notes receivable	4,817,000	-		4,817,000
Deferred costs and deposits	238,000	-		238,000
Tenant and other receivables, net	4,264,000	(273,000)	A	3,991,000
Deferred leasing commissions, net	1,616,000	(134,000)	A	1,482,000
Other assets, net	404,000	-		404,000
Equity-method investment	2,322,000	-		2,322,000
Total assets	$95,593,000	$(4,310,000)		$91,283,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	2,906,000	(117,000)	A	2,789,000
Accrued salaries and benefits	267,000	-		267,000
Security deposits	1,399,000	(191,000)	A	1,208,000
Loans payable, net of debt discounts	58,574,000	(6,460,000)	A	52,114,000
Total liabilities	63,146,000	(6,768,000)		56,378,000

Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding June 30, 2016
Common stock, $0.001 par value; 290,000,000 shares authorized; 23,027,978 shares issued and outstanding at June 30, 2016	23,000	-		23,000
Additional paid-in capital	117,230,000	-		117,230,000
Accumulated deficit	(85,525,000)	2,458,000	C	(83,067,000)
Total stockholders’ equity	31,728,000	2,458,000		34,186,000
Noncontrolling interest	719,000	-		719,000
Total equity	32,447,000	2,458,000		34,905,000
Total liabilities and stockholders’ equity	$95,593,000	$(4,310,000)		$91,283,000

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016

	Historical	Pro forma adjustments		Pro forma

Revenues:
Rental revenues	$3,544,000	$(433,000)	B	$3,111,000
Resident services and fee income	4,145,000	-		4,145,000
Tenant reimbursements and other income	448,000	(50,000)	B	398,000
Acquisition and asset management fees	132,000	-		132,000
Interest income from notes receivable	75,000	-		75,000
	8,344,000	(483,000)		7,861,000
Expenses:
Property operating costs	928,000	(58,000)	B	870,000
Resident services costs	3,517,000	-		3,517,000
General and administrative	2,113,000	-		2,113,000
Depreciation and amortization	1,893,000	(152,000)	B	1,741,000
	8,451,000	(210,000)		8,241,000
Operating loss	(107,000)	(273,000)	B	(380,000)

Income from equity-method investee	99,000	-		99,000
Other income	72,000	-		72,000
Interest expense	(1,589,000)	152,000	B	(1,437,000)
Loss from continuing operations	$(1,525,000)	$(121,000)		$(1,646,000)

Basic and diluted loss per common share from continuing operations applicable to common stockholders	$(0.07)			$(0.07)
Weighted average shares used to calculate basic and diluted net loss per common share	23,027,978			23,027,978

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

	Historical	Pro forma adjustments		Pro forma

Revenues:
Rental revenues	$8,344,000	$(866,000)	B	$7,478,000
Resident services and fee income	9,182,000	-		9,182,000
Tenant reimbursements and other income	944,000	(112,000)	B	832,000
Acquisition and asset management fees	598,000	-		598,000
Interest income from notes receivable	177,000	-		177,000
	19,245,000	(978,000)		18,267,000
Expenses:
Property operating costs	1,933,000	(119,000)	B	1,814,000
Resident services costs	7,538,000	-		7,538,000
General and administrative	4,313,000	-		4,313,000
Depreciation and amortization	4,085,000	(304,000)	B	3,781,000
	17,869,000	(423,000)		17,446,000
Operating income (loss)	1,376,000	(555,000)	B	821,000

Income from equity-method investee	88,000	-		88,000
Other income	46,000	-		46,000
Interest expense	(3,744,000)	308,000	B	(3,436,000)
Gain on disposition of real estate properties	971,000	-		971,000
Loss from continuing operations	$(1,263,000)	$(247,000)		$(1,510,000)

Basic and diluted loss per common share from continuing operations applicable to common stockholders	$(0.06)			$(0.07)
Weighted average shares used to calculate basic and diluted net loss per common share	23,027,978			23,027,978

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note A:

The following assets and liabilities related to the Medford property were included in the consolidated balance sheet as of June 30, 2016 and are being removed in the unaudited pro forma balance sheet as a result of the sale of the property:

ASSETS
Cash and cash equivalents	$75,000
Restricted cash	208,000
Real estate properties, net	7,419,000
Tenant and other receivables, net	273,000
Deferred leasing commissions, net	134,000
Total assets	$8,109,000

LIABILITIES
Accounts payable and accrued liabilities	$117,000
Security deposits	191,000
Loan payable, net of debt discount	6,460,000
Total liabilities	$6,768,000

Net carrying value	$1,341,000

Note B:

The following operations for the year ended December 31, 2015 and the six months ended June 30, 2016 related to Medford property have been removed from the historical balances for pro forma purposes:

	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016
Revenues:
Rental revenues	$866,000	$433,000
Tenant reimbursements and other income	112,000	50,000
	978,000	483,000
Expenses:
Property operating costs	119,000	58,000
Depreciation and amortization	304,000	152,000
	423,000	210,000
Operating income	555,000	273,000

Interest expense	(308,000)	(152,000)
Income from continuing operations	$247,000	$121,000

Note C:

The following computes the net proceeds from, and the estimated gain on the sale of the Medford property as of June 30, 2016. The estimated gain on the sale is reflected as an adjustment to accumulated deficit in the unaudited pro forma condensed consolidated balance sheet and is not reflected in the unaudited pro forma condensed consolidated statements of operations as it is nonrecurring.

Total purchase price.	$10,800,000
Less: Tenant liabilities and security deposit refunded	(283,000)
Less: Loan payable	(6,718,000)
Net cash received from sale	3,799,000
Less: Carrying value of Medford as of June 30, 2016	(1,341,000)
Estimated gain on sale of property as of June 30, 2016	$2,458,000

The following computes the net proceeds from, and the estimated gain on the sale of the Medford property as of October 31, 2016:

Total purchase price	$10,800,000
Less: Tenant liabilities and security deposit refunded	(249,000)
Less: Loan payable	(6,684,000)
Net cash received from sale	3,867,000
Less: Carrying value of Medford as of October 31, 2016	(1,279,000)
Estimated gain on sale of property as of October 31, 2016	$2,588,000